SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2019

_________

MCTC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-146404	99-0539775
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of Principal Executive Offices and Zip Code)

(310) 986-4929

(Issuer's telephone number)

1910 NW 19th Street, Suite 302, Ft. Lauderdale, FL 33311

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
None	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

(a) On July 3, 2019, stockholders of the Company holding a majority of the shares eligible to vote, approved an amendment to the Company’s articles of incorporation to affect a one for fifteen reverse stock split of its issued and outstanding common stock for all shareholders of record as of July 10, 2019. The Board of Directors approved the reverse stock split on July 3, 2019.

The reverse stock split affects all issued and outstanding shares of the Company’s common stock. The Company’s current common authorized shares are 290,000,000, $0.0001 par value. After the reverse stock split, the Company’s authorized shares of common stock will be 19,333,333, $0.0015 par value; the number of shares affected will be one (1) share of common stock for each fifteen (15) shares of common stock issued and outstanding and any rights to acquire the same; each fractional share shall be rounded up to the nearest whole share and that the holders of lots that are less than 100 shares be rounded up to round lots of 100 share.

The effectiveness of the reverse stock split is conditioned upon: (i) the Company filing Form 14C with the Commission; (ii) formal amendment filed with the Delaware Secretary of State; and, (iii) filing a Corporate Action Notification with the Financial Industry Regulatory Authority, and obtaining FINRA’s approval for the corporate actions.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On July 3, 2019, the Board of Directors and stockholders of the Company holding a majority of the shares eligible to vote, approved:

(i) an amendment to the Company’s articles of incorporation changing the name of the Company to Cannabis Global, Inc. and to change its trading symbol; and,

(ii) an amendment approving the reverse stock split: The Company’s current common authorized shares are 290,000,000, $0.0001 par value. After the reverse stock split, the Company’s authorized shares of common stock will be 19,333,333, $0.0015 par value; the number of shares affected will be one (1) share of common stock for each fifteen (15) shares of common stock issued and outstanding and any rights to acquire the same; each fractional share shall be rounded up to the nearest whole share and that the holders of lots that are less than 100 shares be rounded up to round lots of 100 share.

The name change and symbol change and reverse stock split are conditioned upon: (i) the Company filing Form 14C with the Commission; (ii) formal amendment filed with the Delaware Secretary of State; and, (iii) filing a Corporate Action Notification with the Financial Industry Regulatory Authority, and obtaining FINRA’s approval for the corporate actions.

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Section 8 - Other Events

Item 8.01 Other Events.

The Company’s new address is 520 S. Grand Avenue, Ste. 320, Los Angeles, CA 90071; phone number (310) 986-4929.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location

4.1	Board Resolution; Reverse Split/Name Change	Filed Herewith

4.2	Stockholder Consent; Reverse Split/ Name Chang	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 8, 2019

MCTC HOLDINGS, INC.

By: /s/ Arman Tabatabaei

Arman Tabatabaei

(Principal Executive Officer)

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